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                                                             Exhibit 23.1

                    Consent of Independent Auditor

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 1996, in the Registration Statement (Form S-1) and related Prospectus of AFG Investment Trust C filed
February 12, 1997 for the registration of 3,024,740 Class B Subordinated Interests.

                                                 ERNST & YOUNG LLP

Boston, Massachusetts
February 12, 1997